UST Global Private Markets Fund, LLC

Schedule of Investments

June 30, 2019 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value

Buyout/Growth (60.43%)
Charlesbank Equity Fund VII, L.P.	Primary	10/2009 - 06/2019	North America	$ 1,518,242	$ 3,060,000
Charterhouse Capital Partners IX, L.P.	Primary	01/2009 - 05/2019	Europe	1,774,471	870,609
Hellman & Friedman Capital Partners VII, L.P.	Primary	08/2011 - 05/2019	North America	2,116,476	14,513,998
HgCapital 6 A, L.P.	Primary	03/2010 - 03/2018	Europe	296,219	406,000
SPC Partners IV, L.P.	Primary	12/2008 - 03/2019	North America	1,116,034	1,215,554
TA XI, L.P.	Primary	07/2010 - 04/2017	North America	3,812,180	7,546,513
Thomas H. Lee Equity Fund VI, L.P.	Secondary	12/2010 - 03/2019	North America	2,168,710	1,395,994
				12,802,332	29,008,668
Special Situations (13.03%)
Carlyle Realty Partners V, L.P.	Secondary	03/2011 - 06/2019	North America	1,095,421	2,936,697
Royalty Opportunities S.àr.l.	Primary	08/2011 - 06/2019	Europe	2,478,858	2,400,914
Starwood Global Opportunity Fund VIII, L.P.	Primary	10/2009 - 02/2016	North America	828,048	918,817
				4,402,327	6,256,428
Venture Capital (18.86%)
Battery Ventures VIII Side Fund, L.P.	Primary	08/2008 - 01/2017	North America	269,615	385,000
Draper Fisher Jurvetson Fund X, L.P.	Primary	07/2010 - 11/2017	North America	2,718,052	4,036,219
Trinity Ventures X, L.P.	Primary	03/2009 - 06/2019	North America	1,634,826	4,633,445
				4,622,493	9,054,664

Total Investments in Portfolio Funds (cost $21,827,152) (92.32%)					44,319,760
Other Assets & Liabilities (Net) (7.68%)					3,689,040
Members’ Equity - Net Assets (100.00%)					$ 48,008,800

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at June 30, 2019, aggregated $21,827,152. Total fair value of illiquid and restricted securities at June 30, 2019 was $44,319,760 or 92.32% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Fund’s Members’ Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

UST Global Private Markets Fund, LLC (the “Fund) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Neuberger Berman Investment Advisers LLC (“Registered Investment Adviser”) and the NB Alternatives Advisers LLC (“Sub-Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Fund.  The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. As of June 30, 2019, investments valued using the practical expedient with a fair value of $44,319,760 are excluded from the fair value hierarchy.

FASB ASC 820-10 Fair Value Measurements and Disclosure establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-40 to 54 provides three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

The estimated remaining life of the Fund’s Portfolio Funds as of June 30, 2019 is one to four years, with the possibility of extensions by each of the Portfolio Funds.